[EATON VANCE LOGO]


[PHOTO OF BRICK WALL: EDUCATION]


ANNUAL REPORT NOVEMBER 30, 2002

EATON VANCE MUNICIPAL INCOME TRUST


[PHOTO OF HIGHWAY]


[PHOTO OF BRIDGE]

                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of these bonds in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners finance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because the bond is likely to be called at its earliest call date, it will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk
- or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The investor must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.


                                                  Sincerely,

                                                  /s/ Thomas J. Fetter
                                                  --------------------

                                                  Thomas J. Fetter
                                                  President
                                                  January 9, 2003



 SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
                               YIELDS WILL VARY.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

MANAGEMENT UPDATE


[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager


MANAGEMENT DISCUSSION

- The U.S. economic recovery remained sluggish, while weak demand and the prospect of future military conflict in Iraq weighed heavily on the financial markets. For much of the year, low interest rates gave a boost to consumer spending. However, by year-end, amid high personal debt level, there were signs that U.S. consumers were beginning to tighten their belts.

- With investors becoming increasingly risk-averse, municipal bonds were among the leading asset classes in 2002. With the stock market declining sharply for the third consecutive year, investors found a measure of comfort in the fixed-income market.

- Hospital bonds represented the Trust's largest sector weighting at November 30, 2002. In a competitive national hospital market, the Trust focused on well-regarded institutions, such as Loyola University Health System, believed to have sound financial structures, good management and a favorable demographic base.

- Because quality is a prime strategic consideration for the Trust, insured* transportation bonds were the second largest sector weighting at November 30, 2002. The Dallas-Fort Worth, TX, International Airport was one of the major holdings in this category.

- As interest rates declined sharply, management continued to adjust the Trust's average coupon, while maintaining its efforts to upgrade call protection. With low interest rates prompting refundings, call protection has become increasingly important for municipal investors.


THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 12.32% for the year ended November 30, 2002. That return was the result of an increase in share price from $13.50 on November 30, 2001 to $14.05 on November 30, 2002, and the reinvestment of $1.030 in regular monthly dividends.(1)

- Based on net asset value, the Trust had a total return of 8.68% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $12.93 on November 30, 2001 to $13.02 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.05, the Trust had a market yield of 7.90% at November 30, 2002.(2) The Trust's market yield is equivalent to a taxable yield of 12.87%.(3)

[CHART]

FIVE LARGEST CATEGORIES(4)

By net assets applicable to common shares

Hospital                                    25.0%
Insured Transportation                      20.4%*
Insured General Obligations                 13.7%*
Housing                                     12.8%
Industrial Development Revenue              10.7%

* Private insurance does not reduce the interest rate risks or the risk of loss of principal associated with these investments.


TRUST OVERVIEW(4)

- Number of Issues:             108
- Average Maturity:             25.0 years
- Average Rating:               A
- Average Call:                 10.1 years
- Average Dollar Price:         $90.81


TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)

Average Annual Total Returns (by market value, New York Stock Exchange)
One Year                             12.32%
Life of Trust (1/29/99)               4.89%

Average Annual Total Returns (at net asset value)
One Year                              8.68%
Life of Trust (1/29/99)               2.83%

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002, was designated as an exempt interest dividend.

[CHART]

RATING DISTRIBUTION(4)
By total investments

AAA                       40.3%
AA                         5.3%
A                          6.4%
BBB                       19.3%
CCC                        0.3%
Non-Rated                 28.4%

(1) A portion of the Trust's income may be subject to federal income tax and/or federal alternative minimum tax; income may be subject to state tax.
(2)The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result. (3)Taxable-equivalent yield assumes maximum 38.6% federal income tax rate. A lower rate would result in a lower tax-equivalent figure. (4)Trust Overview, Rating Distribution, and Five Largest Categories are subject to change. Trust Overview, Rating Distribution and Five Largest Categories are determined by dividing the total market value of the holdings by the total investments of the Trust. (5)Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yields will vary.

[SIDENOTE]

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 157.6%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------
Cogeneration -- 1.4%
-----------------------------------------------------------------------------
      $ 2,950         Maryland Energy Cogeneration, (AES
                      Warrior Run), (AMT), 7.40%, 9/1/19        $   2,966,933
-----------------------------------------------------------------------------
                                                                $   2,966,933
-----------------------------------------------------------------------------
Education -- 4.2%
-----------------------------------------------------------------------------
      $ 2,250         California Educational Facilities
                      Authority, Residual Certificates,
                      Variable Rate, 12/1/32(1)(2)              $   2,483,640
        6,875         Massachusetts Development Finance
                      Agency, (Boston University),
                      5.45%, 5/15/59                                6,593,675
-----------------------------------------------------------------------------
                                                                $   9,077,315
-----------------------------------------------------------------------------
Electric Utilities -- 10.4%
-----------------------------------------------------------------------------
      $ 6,500         Brazos River Authority, TX, (Reliant
                      Energy, Inc.), (AMT), 5.375%, 4/1/19(3)   $   5,308,420
        5,000         Brazos River Authority, TX, Pollution
                      Control, (Utility Electric Co.), (AMT),
                      4.80%, 4/1/33                                 4,944,250
        3,550         Mississippi Business Finance Corp.,
                      (System Energy Resources, Inc.),
                      5.90%, 5/1/22                                 3,283,572
        7,250         North Carolina Municipal Power Agency,
                      (Catawba), 6.50%, 1/1/20                      7,705,662
        1,250         San Antonio, TX, Electric and Natural
                      Gas, 4.50%, 2/1/21                            1,172,325
-----------------------------------------------------------------------------
                                                                $  22,414,229
-----------------------------------------------------------------------------
Escrowed / Prerefunded -- 8.5%
-----------------------------------------------------------------------------
      $35,000         Dawson Ridge, CO, Metropolitan District
                      #1, Escrowed to Maturity, 0.00%, 10/1/22  $  12,127,850
        1,725         Maricopa County, AZ, IDA, (Place Five
                      and The Greenery), Escrowed to Maturity,
                      8.625%, 1/1/27                                2,173,120
        4,250         Metropolitan Transportation Authority of
                      New York Commuter Revenue, Escrowed to
                      Maturity, (FGIC), 4.75%, 7/1/26               4,154,460
-----------------------------------------------------------------------------
                                                                $  18,455,430
-----------------------------------------------------------------------------
General Obligations -- 4.4%
-----------------------------------------------------------------------------
      $ 2,000         Kershaw County, SC, School District,
                      5.00%, 2/1/18                             $   2,050,120
        8,225         North East Independent School District,
                      TX, 4.50%, 10/1/28                            7,485,079
-----------------------------------------------------------------------------
                                                                $   9,535,199
-----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.4%
-----------------------------------------------------------------------------
      $   640         Tax Exempt Securities Trust, Community
                      Health Provider, Pooled Loan Program,
                      6.00%, 12/1/36                            $     645,139
        1,689         Tax Exempt Securities Trust, Community
                      Health Provider, Pooled Loan Program,
                      6.25%, 12/1/36                                1,760,974
          641         Tax Exempt Securities Trust, Community
                      Health Provider, Pooled Loan Program,
                      7.75%, 12/1/36                                  644,227
-----------------------------------------------------------------------------
                                                                $   3,050,340
-----------------------------------------------------------------------------
Hospital -- 25.0%
-----------------------------------------------------------------------------
      $ 2,500         California Health Facilities Authority,
                      (Cedars Sinai Medical Center), Variable
                      Rate, 12/1/34(1)(4)                       $   2,779,925
          965         Chautauqua County, NY, IDA, (Women's
                      Christian Association), 6.35%, 11/15/17         900,596
        1,000         Chautauqua County, NY, IDA, (Women's
                      Christian Association), 6.40%, 11/15/29         897,740
        1,410         Colorado Health Facilities Authority,
                      (Rocky Mountain Adventist),
                      6.625%, 2/1/22                                1,439,610
        1,000         Halifax, FL, Medical Center,
                      7.25%, 10/1/24                                1,049,540
        2,805         Highland County, OH, (Joint Township
                      Hospital District), 6.75%, 12/1/29            2,596,280
        5,000         Illinois Health Facility Authority,
                      (Loyola University Health System),
                      6.00%, 7/1/21                                 5,053,100
        3,000         John Tolfree Health System Corp., MI,
                      6.00%, 9/15/23                                2,932,830
        3,500         Loris, SC, Community Hospital District,
                      5.625%, 1/1/29                                3,290,595
        5,250         Louisiana Public Facilities Authority,
                      (Tuoro Infirmary), 5.625%, 8/15/29            5,135,918
        2,000         Martin County, MN, (Fairmont Community
                      Hospital Association), 6.625%, 9/1/22         1,947,180
        1,530         Mecosta County, MI, General Hospital,
                      5.75%, 5/15/09                                1,525,150
        2,500         Mecosta County, MI, General Hospital,
                      6.00%, 5/15/18                                2,322,100
        4,260         New Jersey Health Care Facilities
                      Financing Authority, (Capital Health
                      System), 5.25%, 7/1/27                        3,549,134
        1,500         New Jersey Health Care Facilities
                      Financing Authority, (Trinitas
                      Hospital), 7.50%, 7/1/30                      1,612,755
        5,000         North Central, TX, Health Facility
                      Development Corp., (Baylor Healthcare
                      System), 5.125%, 5/15/29                      4,845,050
        1,550         Oneonta, AL, Eastern Health Care
                      Facility Financing Authority, (Eastern
                      Health Systems, Inc.), 7.75%, 7/1/21          1,677,410
        7,000         Rhode Island HEFA, (St. Joseph Health
                      Services), 5.50%, 10/1/29                     5,857,950

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------

Hospital (continued)
-----------------------------------------------------------------------------
      $ 2,425         Southwestern Illinois, Development
                      Authority, (Anderson Hospital),
                      5.625%, 8/15/29                           $   2,230,564
        2,500         Sullivan County, TN, Health Educational
                      and Housing Facility Board, (Wellmont
                      Health System), 6.25%, 9/1/32                 2,500,675
-----------------------------------------------------------------------------
                                                                $  54,144,102
-----------------------------------------------------------------------------
Housing -- 12.8%
-----------------------------------------------------------------------------
      $   990         California Statewide Communities
                      Development Authority, Variable Rate,
                      6/1/09(1)(4)                              $     991,089
        4,000         Charter Mac Equity Trust, TN, (AMT),
                      6.625%, 6/30/09                               4,188,400
        3,185         Florida Capital Projects Finance
                      Authority, Student Housing Revenue,
                      (Florida University), 7.75%, 8/15/20          3,271,855
          925         Lake Creek, CO, Affordable Housing
                      Corp., Multifamily, 7.00%, 12/1/23              869,047
        4,555         Louisiana Public Facilities Authority,
                      (Eden Point), 6.25%, 3/1/34                   4,014,139
        4,000         Muni Mae Tax-Exempt Bond, LLC, (AMT),
                      Variable Rate, 6/30/09                        4,242,920
        3,265         North Little Rock, AR, Residential
                      Housing Facilities, (Parkstone Place),
                      6.50%, 8/1/21                                 3,079,711
        3,630         Oregon Health Authority, (Trillium
                      Affordable Housing), (AMT),
                      6.75%, 2/15/29                                3,376,626
          970         Raleigh, NC, Housing Authority,
                      Multifamily, (Cedar Point),
                      7.00%, 11/1/30(5)                               388,000
        3,300         Texas Student Housing Corp., (University
                      of Northern Texas), 6.75%, 7/1/16             3,303,531
-----------------------------------------------------------------------------
                                                                $  27,725,318
-----------------------------------------------------------------------------
Industrial Development Revenue -- 10.7%
-----------------------------------------------------------------------------
      $ 1,945         Abia Development Corp., TX, (Austin
                      Cargoport Development), (AMT),
                      6.50%, 10/1/24                            $   1,709,776
        1,890         Broward County, FL, IDR, (Lynxs
                      Cargoport), (AMT), 6.75%, 6/1/19              1,716,460
        2,500         Denver, CO, City and County, (United
                      Airlines), Variable Rate,
                      10/1/32(1)(4)(6)                                      0
        1,000         Gloucester County, NJ, Improvements
                      Authority, (Waste Management, Inc.),
                      (AMT), 7.00%, 12/1/29                         1,094,130
        2,500         Gulf Coast, TX, Waste Disposal
                      Authority, (Valero Energy Corp.) (AMT),
                      5.70%, 4/1/32                                 2,242,150
        2,250         Gulf Coast, TX, Waste Disposal,
                      (Champion International), (AMT),
                      6.875%, 12/1/28                               2,317,455
        2,500         Los Angeles, CA, Regional Airports
                      Improvements Corp., (Terminal Four),
                      (AMT), 7.50%, 12/1/24                         1,925,225
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------

Industrial Development Revenue (continued)
-----------------------------------------------------------------------------
      $ 3,000         Minneapolis and St. Paul, MN,
                      Metropolitan Airport Commission,
                      (Northwest Airlines), (AMT),
                      7.00%, 4/1/25                             $   2,207,670
        3,000         Missouri Development Finance Authority,
                      Solid Waste Disposal, (Proctor and
                      Gamble Paper Products), (AMT),
                      5.20%, 3/15/29                                3,001,890
        6,000         New Jersey EDA, (Continental Airlines),
                      (AMT), 6.25%, 9/15/29                         3,777,120
        3,500         New York City, NY, Industrial
                      Development Agency, (American Airlines,
                      Inc.), (AMT), 8.50%, 8/1/28                   2,047,500
        2,950         Phoenix, AZ, IDA, (America West
                      Airlines, Inc.), (AMT), 6.25%, 6/1/19         1,065,894
-----------------------------------------------------------------------------
                                                                $  23,105,270
-----------------------------------------------------------------------------
Insured-Education -- 3.9%
-----------------------------------------------------------------------------
      $13,000         Illinois Development Finance Authority,
                      (Local Government Program-Elgin School
                      District-U46), (FSA), 0.00%, 1/1/20       $   5,256,030
        3,000         Massachusetts HEFA, (Berklee College of
                      Music), (MBIA), Variable Rate,
                      10/1/27(1)(4)                                 3,067,920
-----------------------------------------------------------------------------
                                                                $   8,323,950
-----------------------------------------------------------------------------
Insured-Electric Utilities -- 0.5%
-----------------------------------------------------------------------------
      $   100         Los Angeles, CA, Department of Water and
                      Power, (MBIA), Variable Rate,
                      12/15/24(1)(4)                            $     961,200
-----------------------------------------------------------------------------
                                                                $     961,200
-----------------------------------------------------------------------------
Insured-General Obligations -- 13.7%
-----------------------------------------------------------------------------
      $ 3,500         California General Obligation, (FGIC),
                      Variable Rate, 9/1/30(1)(2)               $   3,683,050
          500         California, (FGIC), Variable Rate,
                      12/1/29(1)(4)                                 1,243,000
        6,000         Chicago, IL, (MBIA), 5.00%, 1/1/41            5,845,260
       30,160         Chicago, IL, Board Education, (FGIC),
                      0.00%, 12/1/22                               10,087,917
        4,000         Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(1)(2)                                  4,341,880
       10,000         Washington State General Obligation,
                      (FGIC), 0.00%, 1/1/19                         4,330,500
-----------------------------------------------------------------------------
                                                                $  29,531,607
-----------------------------------------------------------------------------
Insured-Hospital -- 8.6%
-----------------------------------------------------------------------------
      $21,305         Kentucky EDA, (Norton Healthcare, Inc.),
                      (MBIA), 0.00%, 10/1/25                    $   6,048,276

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------

Insured-Hospital (continued)
-----------------------------------------------------------------------------
      $23,470         Kentucky EDA, (Norton Healthcare, Inc.),
                      (MBIA), 0.00%, 10/1/26                    $   6,290,899
       10,000         Kentucky EDA, (Norton Healthcare, Inc.),
                      (MBIA), 0.00%, 10/1/27                        2,529,600
        4,000         New Jersey Health Care Facilities
                      Financing Authority, (St. Barnabas
                      Medical Center), (MBIA), Variable Rate,
                      7/1/28(1)(2)                                  3,623,960
-----------------------------------------------------------------------------
                                                                $  18,492,735
-----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.5%
-----------------------------------------------------------------------------
      $15,905         Metropolitan Pier and Exposition
                      Authority, IL, (MBIA), 0.00%, 6/15/23     $   5,124,114
           60         South Orange County, CA, Public
                      Financing Authority, (FGIC), DRIVERS,
                      Variable Rate, 8/15/15(1)(4)                    320,490
-----------------------------------------------------------------------------
                                                                $   5,444,604
-----------------------------------------------------------------------------
Insured-Transportation -- 20.4%
-----------------------------------------------------------------------------
      $ 9,000         Central Texas Turnpike Authority,
                      (AMBAC), 0.00%, 8/15/21                   $   3,314,790
        3,500         Chicago, IL, O'Hare International
                      Airport, (AMBAC), (AMT), 5.375%, 1/1/32       3,534,650
        2,500         Dallas-Fort Worth, TX, International
                      Airport, (FGIC), (AMT), 5.50%, 11/1/20        2,564,550
        4,930         Dallas-Fort Worth, TX, International
                      Airport, (FGIC), (AMT), 5.75%, 11/1/30        5,192,473
        4,500         Dallas-Fort Worth, TX, International
                      Airport, (FGIC), (AMT), 6.125%, 11/1/35       5,019,795
        2,400         Massachusetts Turnpike Authority,
                      Metropolitan Highway System, (MBIA),
                      Variable Rate, 1/1/27(1)(2)                   2,244,000
        7,500         Minneapolis and St. Paul, MN,
                      Metropolitan Airport Commission, (FGIC),
                      5.25%, 1/1/32                                 7,610,700
        5,500         Nevada Department of Business and
                      Industry, (Las Vegas Monorail -1st
                      Tier), (AMBAC), 5.375%, 1/1/40                5,610,055
        2,000         Puerto Rico Highway and Transportation
                      Authority, (FSA), Variable Rate,
                      7/1/32(1)(2)                                  2,029,260
        7,000         San Antonio, TX, Airport System,
                      (Improvements), (FGIC), 5.25%, 7/1/21         7,028,420
-----------------------------------------------------------------------------
                                                                $  44,148,693
-----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------
Miscellaneous -- 2.4%
-----------------------------------------------------------------------------
      $ 3,900         Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/32(1)(2)   $   5,241,873
-----------------------------------------------------------------------------
                                                                $   5,241,873
-----------------------------------------------------------------------------
Nursing Home -- 4.2%
-----------------------------------------------------------------------------
      $ 3,700         Ohio HFA, Retirement Rental Housing,
                      (Encore Retirement Partners),
                      6.75%, 3/1/19                             $   3,192,619
          750         Okaloosa County, FL, Retirement Rental
                      Housing, (Encore Retirement Partners),
                      6.125%, 2/1/14                                  667,088
        2,000         Orange County, FL, Health Facilities
                      Authority, (Westminster Community Care),
                      6.75%, 4/1/34                                 1,500,400
          773         Tarrant County, TX, Health Facilities
                      Authority, 8.00%, 9/1/25                        762,086
        1,221         Tarrant County, TX, Health Facilities
                      Authority, (3927 Foundation),
                      10.25%, 9/1/19(5)                                51,876
        3,000         Wisconsin HEFA, (Wisconsin Illinois
                      Senior Housing), 7.00%, 8/1/29                2,837,490
-----------------------------------------------------------------------------
                                                                $   9,011,559
-----------------------------------------------------------------------------
Other Revenue -- 7.1%
-----------------------------------------------------------------------------
      $ 2,000         Badger Tob Asset Securitization Corp.,
                      WI, 6.375%, 6/1/32                        $   1,930,540
        4,000         Capital Trust Agency, FL, (Seminole
                      Tribe Convention), 10.00%, 10/1/33            4,078,720
        1,500         Mohegan Tribe Indians, CT, Gaming
                      Authority, (Public Improvements),
                      6.25%, 1/1/21                                 1,549,200
        3,300         Santa Fe, NM, (Crow Hobbs),
                      8.50%, 9/1/16                                 3,409,131
        5,000         Tobacco Settlement Financing Corp., LA,
                      5.875%, 5/15/39                               4,467,650
-----------------------------------------------------------------------------
                                                                $  15,435,241
-----------------------------------------------------------------------------
Senior Living / Life Care -- 3.9%
-----------------------------------------------------------------------------
      $ 1,960         Cliff House Trust, PA, (AMT),
                      6.625%, 6/1/27                            $   1,723,487
          280         Delaware County, PA, IDA, (Glen Riddle),
                      (AMT), 8.125%, 9/1/05                           287,969
        2,000         Delaware County, PA, IDA, (Glen Riddle),
                      (AMT), 8.625%, 9/1/25                         2,120,640
        3,240         Logan County, CO, Industrial Development
                      Revenue, (TLC Care Choices, Inc.),
                      6.875%, 12/1/23                               2,938,939
        1,400         Mesquite, TX, Health Facilities
                      Authority, (Christian Retirement
                      Facility), 7.625%, 2/15/28                    1,450,288
-----------------------------------------------------------------------------
                                                                $   8,521,323
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
-----------------------------------------------------------------------------
Special Tax Revenue -- 4.5%
-----------------------------------------------------------------------------
      $ 3,280         Bell Mountain Ranch, CO, Metropolitan
                      District, 6.625%, 11/15/25                $   3,350,586
        3,600         Black Hawk, CO, Business Improvement
                      District, 6.50%, 12/1/11                      3,548,304
        1,195         Longleaf, FL, Community Development
                      District, 6.20%, 5/1/09                       1,109,689
        1,855         Longleaf, FL, Community Development
                      District, 6.65%, 5/1/20                       1,657,498
-----------------------------------------------------------------------------
                                                                $   9,666,077
-----------------------------------------------------------------------------
Transportation -- 1.6%
-----------------------------------------------------------------------------
      $ 3,750         Kent County, MI, Airport Facility,
                      (AMT), Variable Rate, 1/1/25(1)(4)        $   3,549,225
-----------------------------------------------------------------------------
                                                                $   3,549,225
-----------------------------------------------------------------------------
Water and Sewer -- 5.5%
-----------------------------------------------------------------------------
      $
        3,400         California Department Water Resource
                      Power Supply, 5.125%, 5/1/18              $   3,418,972
        1,500         Metropolitan Water District, CA,
                      (Southern California Waterworks),
                      Variable Rate, 1/1/18(1)(4)                   1,447,200
        6,500         Sacramento County, CA, Sanitation
                      District Financing Authority Revenue,
                      5.875%, 12/1/27                               7,123,220
-----------------------------------------------------------------------------
                                                                $  11,989,392
-----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 157.6%
   (identified cost $344,539,619)                               $ 340,791,615
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.0%                          $   6,572,921
-----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(60.6)%                                                          (131,089,685)
-----------------------------------------------------------------------------
Net Assets Applicable to Common Shares-- 100.0%
                                                                $ 216,274,851
-----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 At November 30, 2002, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

California                                                  12.2%
Colorado                                                    11.2%
Illinois                                                    17.2%
Texas                                                       27.1%
Others, representing less than 10% individually             89.9%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 32.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.4% to 15.0% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security (or a portion thereof) has been segregated as collateral in connection with the shortfall and forebearance agreement.
 (4)  Security has been issued as an inverse floater bond.
 (5)  Non-income producing security.
 (6)  Security is subject to a shortfall and forebearance agreement (Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2002
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $344,539,619)        $340,791,615
Cash                                           484,075
Receivable for investments sold                 50,000
Interest receivable                          6,533,821
Prepaid expenses                                99,212
------------------------------------------------------
TOTAL ASSETS                              $347,958,723
------------------------------------------------------

Liabilities
------------------------------------------------------
Shortfall and forebearance agreement      $    500,050
Payable to affiliate for Trustees' fees          1,253
Accrued expenses                                92,884
------------------------------------------------------
TOTAL LIABILITIES                         $    594,187
------------------------------------------------------
AUCTION PREFERRED SHARES (5,240 SHARES
   OUTSTANDING) AT LIQUIDATION VALUE
   PLUS CUMULATIVE UNPAID DIVIDENDS       $131,089,685
------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES    $216,274,851
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,612,984 shares issued
   and outstanding                        $    166,130
Additional paid-in capital                 245,993,004
Accumulated net realized loss (computed
   on the basis of identified cost)        (29,141,182)
Accumulated undistributed net investment
   income                                    3,504,953
Net unrealized depreciation (computed on
   the basis of identified cost)            (4,248,054)
------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES    $216,274,851
------------------------------------------------------

Net Asset Value Per Common Share
------------------------------------------------------
($216,274,851  DIVIDED BY 16,612,984
   COMMON SHARES ISSUED AND OUTSTANDING)  $      13.02
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 2002
Investment Income
-----------------------------------------------------
Interest                                  $24,746,076
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $24,746,076
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 2,413,636
Administration fee                            689,724
Trustees' fees and expenses                    15,901
Transfer and dividend disbursing
   agent fees                                 207,519
Preferred shares remarketing agent fee        334,678
Custodian fee                                 138,153
Legal and accounting services                  81,161
Printing and postage                           74,443
Miscellaneous                                  79,008
-----------------------------------------------------
TOTAL EXPENSES                            $ 4,034,223
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    11,689
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    11,689
-----------------------------------------------------

NET EXPENSES                              $ 4,022,534
-----------------------------------------------------

NET INVESTMENT INCOME                     $20,723,542
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 1,542,077
   Interest rate swap contracts               (51,063)
-----------------------------------------------------
NET REALIZED GAIN                         $ 1,491,014
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,520,186)
   Interest rate swap contracts                90,770
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(1,429,416)
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $    61,598
-----------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   FROM NET INVESTMENT INCOME             $(2,445,875)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $18,339,265
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             NOVEMBER 30, 2002  NOVEMBER 30, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      20,723,542  $      18,368,683
   Net realized gain (loss)                       1,491,014         (5,499,488)
   Net change in unrealized
      appreciation (depreciation)                (1,429,416)        19,844,258
   Distributions to preferred
      shareholders from net investment
      income                                     (2,445,875)        (4,064,981)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $      18,339,265  $      28,648,472
------------------------------------------------------------------------------
Distributions to common shareholders --
   From net investment income             $     (17,028,398) $     (12,687,380)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                           $     (17,028,398) $     (12,687,380)
------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to common shareholders              $       2,648,507  $       1,678,324
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                     $       2,648,507  $       1,678,324
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       3,959,374  $      17,639,416
------------------------------------------------------------------------------

Total Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     212,315,477  $     194,676,061
------------------------------------------------------------------------------
AT END OF YEAR                            $     216,274,851  $     212,315,477
------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
applicable to common
shares
------------------------------------------------------------------------------
AT END OF YEAR                            $       3,504,953  $       2,434,569
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $ 12.930          $ 11.950       $ 11.720           $ 15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $  1.255          $  1.124       $  1.083           $  0.837
Net realized and unrealized
   gain (loss)                            0.013             0.873          0.260             (3.246)
Distributions to preferred
   shareholders                          (0.148)           (0.240)        (0.328)            (0.197)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  1.120          $  1.757       $  1.015           $ (2.606)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $ (1.030)         $ (0.777)      $ (0.785)          $ (0.550)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (1.030)         $ (0.777)      $ (0.785)          $ (0.550)
--------------------------------------------------------------------------------------------------------
PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $     --          $     --       $     --           $ (0.042)
--------------------------------------------------------------------------------------------------------
PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $     --          $     --       $     --           $ (0.082)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $ 13.020          $ 12.930       $ 11.950           $ 11.720
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $ 14.050          $ 13.500       $ 11.125           $ 11.688
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           12.32%            28.95%          2.05%            (18.74)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $216,275          $212,315       $194,676           $190,209
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                         1.89%             1.88%          1.95%              1.76%(6)
   Net expenses after
      custodian fee
      reduction(5)                         1.88%             1.88%          1.91%              1.70%(6)
   Net investment income(5)                9.69%             8.79%          9.47%              7.38%(6)
Portfolio Turnover                           14%               60%            66%               151%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and the net investment income would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                                 1.76%(6)
   Expenses after custodian
      fee reduction(5)                                                                         1.70%(6)
   Net investment income(5)                                                                    7.38%(6)
   Net investment income per
      share                                                                                $  0.837
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses(5)                         1.17%             1.15%          1.15%              1.14%(6)
   Net expenses after
      custodian fee
      reduction(5)                         1.17%             1.15%          1.12%              1.10%(6)
   Net investment income                   6.01%             5.40%          5.56%              4.77%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                    1.14%(6)
   Expenses after custodian
      fee reduction                                                                            1.10%(6)
   Net investment income                                                                       4.77%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                         5,240             5,240          5,240              5,240
   Asset coverage per
      preferred share(7)               $ 66,291          $ 65,548       $ 62,155           $ 61,308
   Involuntary liquidation
      preference per preferred
      share(8)                         $ 25,000          $ 25,000       $ 25,000           $ 25,000
   Approximate market value
      per preferred share(8)           $ 25,000          $ 25,000       $ 25,000           $ 25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to achieve current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective December 1, 2001, the Trust adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to December 1, 2001, the Trust amortized market premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Trust's net assets, but resulted in a $182,235 increase in cost of securities and a corresponding $182,235 decrease in net unrealized appreciation, based on securities held on November 30, 2001.

   The effect of this change for the year ended November 30, 2002 was to increase net investment income by $178,886, decrease net realized gain by $31,695, and increase net unrealized depreciation by $147,191.

   The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2002, the Trust, for federal income tax purposes, had a capital loss carryover of $29,387,222 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($9,497,591), November 30, 2008 ($14,623,294), and November 30, 2009 ($5,266,337). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 G Interest Rate Swaps -- The Trust has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Special dividend periods of 364 days each were set on the Series A shares. The rates are as follows: a rate of 2.80% was effective July 10, 2001 and matured July 9, 2002, and a rate of 1.62% was effective July 9, 2002, maturing on July 8, 2003 Dividend rates ranged from 1.00% to 1.85% for Series B Shares, during the year ended November 30, 2002. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

   In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its APS Shares outside of permanent equity in the net assets section of the statement of assets and

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Net increase in net assets from operations" on the statements of operations and statement of changes in net assets, and as a component of the "Total income (loss) from operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. Effective July 10, 2001, the Series A shares set a special dividend period of 364 days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2002 was 1.62% and 1.15%, for Series A and Series B Shares, respectively. For the year ended November 30, 2002, the Trust paid dividends to Auction Preferred shareholders amounting to $1,546,938 and $898,937 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 2.21% and 1.39%, respectively.

   The Fund distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the method for amortizing premiums.
4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2002, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,413,636. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2002, the administrative fee amounted to $689,724.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $48,907,471 and $47,886,104, respectively, for the year ended November 30, 2002.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment owned by the Trust at November 30, 2002, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $344,293,579
    ------------------------------------------------------
    Gross unrealized appreciation             $ 15,236,997
    Gross unrealized depreciation              (18,738,961)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (3,501,964)
    ------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              YEAR ENDED NOVEMBER 30,
                                              ------------------------
                                              2002         2001
    ------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 197,404      130,619
    ------------------------------------------------------------------
    NET INCREASE                                197,404      130,619
    ------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

9 Shortfall and Forebearance Agreement
-------------------------------------------
   The Trust regularly trades in securities commonly known as inverse floater bonds. Inverse floaters are bonds with a coupon rate of interest that varies inversely with changes in specified general interest rate levels or indexes (for example, LIBOR). The inverse floater bonds are issued by a trust through a securitization process. In addition to the inverse floater or residual interest bond (RIBS), the securitization trust also issues floating rate securities whose interest rate is established periodically through an auction market process. The sponsor of the securitization trust provides a liquidity feature for the floating rate bonds that guarantees the principal of the floating rate bond issued.

   Under certain circumstances, the Trust may enter into a so-called shortfall and forebearance agreement with the sponsor of an inverse floater securitization trust. During the year, the Trust entered into such a shortfall and forebearance agreement with the sponsor of a trust issuing one of the inverse floater bonds held by the Trust. The agreement commits the Trust to reimburse the sponsor, upon the termination of the securitization trust, for an amount equal to the difference between the liquidation value of the underlying bond held by the securitization trust and the principal amount due to the floating rate holders. Under the standard terms of a typical inverse floater, the Trust would not be required to make such reimbursement. The value of the agreement above-described at November 30, 2002 of $500,050 represents the potential amount due to the sponsor based on the value of the underlying bond as of that date.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance Municipal Income Trust:
--------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the Trust), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the three year period ended November 30, 2002 and for the period from the start of business, January 29, 1999, to November 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 2002 by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 3, 2003

EATON VANCE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

EATON VANCE MUNICIPAL INCOME TRUST

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC, Inc.
                                  P.O. Box 43027
                                  Providence, RI 02940-3027
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 30, 2002, our records indicate that there are 300 registered shareholders and approximately 8,000 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN

EATON VANCE MUNICIPAL INCOME TRUST NOVEMBER 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109.

INTERESTED TRUSTEE(S)

                                              TERM OF                                    NUMBER OF PORTFOLIOS
                           POSITION(S)      OFFICE AND                                     IN FUND COMPLEX
       NAME AND             WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     DATE OF BIRTH            TRUST           SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)
-------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz      Trustee (2)     3 years Since   President and Chief                   185
11/28/59                                       1998        Executive Officer of
                                                           National Financial Partners
                                                           (financial services company)
                                                           (since April 1999).
                                                           President and Chief
                                                           Operating Officer of John A.
                                                           Levin & Co. (registered
                                                           investment adviser) (July
                                                           1997 to April 1999) and a
                                                           Director of Baker,
                                                           Fentress & Company, which
                                                           owns John A. Levin & Co.
                                                           (July 1997 to April 1999).
                                                           Ms. Bibliowicz is an
                                                           interested person because of
                                                           her affiliation with a
                                                           brokerage firm.
James B. Hawkes 11/9/41  Vice President    3 years Since   Chairman, President and               190
                               and             1998        Chief Executive Officer of
                          Trustee (3)                      BMR, EVM and their corporate
                                                           parent and trustee, Eaton
                                                           Vance Corp. (EVC) and Eaton
                                                           Vance, Inc. (EV),
                                                           respectively; Director of
                                                           EV; Vice President and
                                                           Director of EVD. Trustee
                                                           and/or officer of 190
                                                           registered investment
                                                           companies in the Eaton Vance
                                                           Fund Complex. Mr. Hawkes is
                                                           an interested person because
                                                           of his positions with BMR,
                                                           EVM and EVC, which are
                                                           affiliates of the Trust.
-------------------------------------------------------------------------------------------------------------


       NAME AND
     DATE OF BIRTH       OTHER DIRECTORSHIPS HELD
-----------------------
Jessica M. Bibliowicz             None
11/28/59

James B. Hawkes 11/9/41     Director of EVC

-----------------------

NONINTERESTED TRUSTEE(S)

                                              TERM OF                                    NUMBER OF PORTFOLIOS
                           POSITION(S)      OFFICE AND                                     IN FUND COMPLEX
       NAME AND             WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     DATE OF BIRTH            TRUST           SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)
-------------------------------------------------------------------------------------------------------------
Donald R. Dwight           Trustee (2)     3 years Since   President of Dwight                   190
3/26/31                                        1998        Partners, Inc. (corporate
                                                           relations and communications
                                                           company).
Samuel L. Hayes,           Trustee (3)     3 years Since   Jacob H. Schiff Professor of          190
III (A) 2/23/35                                1998        Investment Banking Emeritus,
                                                           Harvard University Graduate
                                                           School of Business
                                                           Administration.
Norton H. Reamer (A)       Trustee (4)     3 years Since   President, Unicorn                    190
9/21/35                                        1998        Corporation (an investment
                                                           and financial advisory
                                                           services company) (since
                                                           September 2000). Chairman,
                                                           Hellman, Jordan Management
                                                           Co., Inc. (an investment
                                                           management company) (since
                                                           November 2000). Advisory
                                                           Director, Berkshire Capital
                                                           Corporation (investment
                                                           banking firm) (since June
                                                           2002). Formerly, Chairman of
                                                           the Board, United Asset
                                                           Management Corporation (a
                                                           holding company owning
                                                           institutional investment
                                                           management firms) and
                                                           Chairman, President and
                                                           Director, UAM Funds (mutual
                                                           funds).
Lynn A. Stout 9/14/57      Trustee (4)     3 years Since   Professor of Law, University          185
                                               1998        of California at Los Angeles
                                                           School of Law (since July
                                                           2001). Formerly, Professor
                                                           of Law, Georgetown
                                                           University Law Center.
Jack L. Treynor 2/21/30    Trustee (4)     3 years Since   Investment Adviser and                170
                                               1998        Consultant.
-------------------------------------------------------------------------------------------------------------


       NAME AND
     DATE OF BIRTH       OTHER DIRECTORSHIPS HELD
-----------------------
Donald R. Dwight         Trustee/Director of the
3/26/31                   Royce Funds (mutual
                         funds) consisting of 17
                               portfolios
Samuel L. Hayes,         Director of Tiffany &
III (A) 2/23/35          Co. (specialty retailer)
                         and Director of Telect,
                         Inc. (telecommunication
                           services company)
Norton H. Reamer (A)              None
9/21/35

Lynn A. Stout 9/14/57             None

Jack L. Treynor 2/21/30           None

-----------------------

EATON VANCE MUNICIPAL INCOME TRUST NOVEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                              TERM OF
                           POSITION(S)      OFFICE AND
       NAME AND             WITH THE         LENGTH OF       PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH            TRUST           SERVICE         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter            President       Since 1998     Vice President of EVM and
8/20/43                                                    BMR. Officer of 126
                                                           registered investment
                                                           companies managed by EVM or
                                                           BMR.
Robert B. MacIntosh      Vice President     Since 1998     Vice President of EVM and
1/22/57                                                    BMR. Officer of 125
                                                           registered investment
                                                           companies managed by EVM or
                                                           BMR.
Thomas M. Metzold        Vice President     Since 1998     Vice President of EVM and
8/3/58                                                     BMR. Officer of 9 registered
                                                           investment companies managed
                                                           by EVM or BMR.
Alan R. Dynner              Secretary       Since 1998     Vice President, Secretary
10/10/40                                                   and Chief Legal Officer of
                                                           BMR, EVM, EVD and EVC.
                                                           Officer of 190 registered
                                                           investment companies managed
                                                           by EVM or BMR.
James L. O'Connor           Treasurer       Since 1998     Vice President of BMR, EVM
4/1/45                                                     and EVD. Officer of 112
                                                           registered investment
                                                           companies managed by EVM or
                                                           BMR.

 (A) APS Trustee
 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Class I trustee whose term expires in 2003.
 (3)  Class II trustee whose term expires in 2004.
 (4)  Class III trustee whose term expires in 2005.

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUST EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC INC.
P.O. BOX 43027
Providence, RI 02940-3027
(800) 331-1710


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122



EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109




151-1/03                                                                CE-NASRC